                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses.....  Page 5

More About Risk..........  Page 7

Management Team..........  Page 8

Fund Services............ Page 11

Financial Performance.... Page 28

  Westpeak 130/30 Growth Fund
[LOGO] WESTPEAK
       GLOBAL ADVISORS
Westpeak 130/30 Growth Fund (formerly known as the Westpeak Capital Growth Fund)
 Westpeak Global Advisors, L.P.
                                                                     Prospectus
                                                                 August 1, 2007

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds*
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.funds.natixis.com

*Prior to August 6, 2007, the Natixis Funds family was known as IXIS Advisor
 Funds.

Table of Contents


Goals, Strategies & Risks
Westpeak 130/30 Growth Fund .......................... 2
Fund Fees & Expenses
Fund Fees & Expenses.................................. 5
More About Risk
More About Risk....................................... 7
Management Team
Meet the Fund's Investment Adviser and Subadviser..... 8
Meet the Fund's Portfolio Managers................... 10
Fund Services
Investing in the Fund................................ 11
How Sales Charges Are Calculated..................... 12
It's Easy to Open an Account......................... 15
Buying Shares........................................ 17
Selling Shares....................................... 19
Selling Shares in Writing............................ 20
Exchanging Shares.................................... 20
Restrictions on Buying, Selling and Exchanging Shares 20
How Fund Shares Are Priced........................... 23
Dividends and Distributions.......................... 24
Tax Consequences..................................... 24
Compensation to Securities Dealers................... 26
Additional Investor Services......................... 27
Financial Performance
Financial Performance................................ 28
Glossary of Terms
Glossary of Terms.................................... 30

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Fund, please refer to the section "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

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Goals, Strategies & Risks
Westpeak 130/30 Growth Fund

Adviser:    Natixis Asset Management Advisors, L.P.
               ("Natixis Advisors") (formerly IXIS Asset
               Management Advisors, L.P.)
Subadviser: Westpeak Global Advisors, L.P. ("Westpeak")
Manager:    Team Management (Jean-Marc Diani,
               Stephen A. Komon and Stephen C. Platt)
Category:   Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFCX   NECBX   NECGX

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by establishing long and short positions in equity securities issued by U.S. large- and mid-capitalization companies in any industry.
Westpeak constructs a portfolio of large- and mid-capitalization stocks that it believes exhibit reasonable valuations and underestimated growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. Westpeak seeks to take long positions in securities of companies whose potential has been underestimated by the broad market. Westpeak believes that a good assessment of a company's prospects can be obtained through systematic financial statement analysis and an insightful interpretation of investor behavior. The Fund's industry weightings will not normally vary significantly from the Russell 1000 Growth Index.
In selecting investments for the Fund's portfolio, Westpeak uses proprietary quantitative research based on market and company-specific information and employs the following process:
.. Westpeak invests principally in the stock of large- and mid-capitalization companies in the Russell 1000 Growth Index.
.. Westpeak screens these stocks to develop a "score" for each stock using financial statement and market sentiment factors, such as:
..  valuation ratios
..  earnings quality measures
..  efficiency indicators
..  investor sentiment signals
..  management sentiment measures
.. Westpeak then utilizes a proprietary methodology that considers each stock's respective score, along with its risk characteristics, to construct an optimal long-short portfolio designed to maximize excess return while maintaining an acceptable level of risk.
The desired result is a diversified portfolio of typically 60 to 80 long and 20 to 40 short positions that Westpeak believes will produce the highest long-term returns and which has characteristics similar to that of the Fund's benchmark, the Russell 1000 Growth Index.
The Fund takes long positions primarily in large- and mid-capitalization U.S. stocks that Westpeak has identified as attractive and short positions in such stocks that Westpeak believes are overvalued or expected to underperform based on the aforementioned stock "scores". Because the Fund will generally use the proceeds from its short positions to purchase additional securities, the Fund will normally hold long positions in equity securities and securities with equity-like characteristics up to 130% of its net assets (excluding cash). The Fund will normally hold short positions equal to approximately 30% of its net assets (excluding cash). The Fund's relative long-short exposure may vary over time as market conditions change.
When the Fund takes a long position in a security, Westpeak purchases the security outright for the Fund's portfolio. When the Fund takes a short position in a security, Westpeak sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund generally makes money on a short position when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received.
Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which generally will be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The Fund will also bear other costs, such as charges for the prime brokerage account, in connection with its short positions.

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Westpeak may sell a long position or close out a short position for a variety of reasons, including, among others, to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.
The Fund may also:
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Leverage risk: The risk associated with securities or practices (e.g., borrowing and selling securities short) that multiply small index or market movements into larger changes in value. When the Fund borrows securities or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Short sales risk: The risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Short sales expose the Fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value. Positions in shorted securities may subject the Fund to more risk than long positions (purchases) because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas the loss on a short sale is potentially unlimited. Short sales will also give rise to leverage risk.
Valuation risk: The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold or, for short positions, at a lower price than the price at which they can be purchased.

For additional information, see the section "More About Risk."

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 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. The performance results shown below reflect results achieved by the previous subadviser using different investment strategies for the periods prior to February 16, 1998. Prior to August 1, 2007, the Fund was managed using different principal investment strategies. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]


  1997    1998     1999   2000    2001    2002    2003    2004    2005    2006
  ----    ----     ----   ----    ----    ----    ----    ----    ----    ----  (up triangle) Highest Quarterly
 17.23%  29.08%   24.74% -19.52% -20.46% -28.08%  26.69%  5.15%   3.32%  10.84%               Return: Fourth Quarter
                                                                                              1998, up 24.26%
                                                                                (down triangle) Lowest Quarterly
                                                                                                Return: Third Quarter
                                                                                                2001, down 21.85%

The Fund's Class A shares' total return year-to-date as of June 30, 2007 was 3.13%.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Westpeak 130/30 Growth Fund
Class A - Return Before Taxes                                      4.47%       0.67%         2.25%
   Return After Taxes on Distributions*                            4.47%       0.67%         0.79%
   Return After Taxes on Distributions & Sales of Fund Shares*     2.90%       0.57%         1.51%
Class B - Return Before Taxes                                      4.91%       0.70%         2.04%
Class C - Return Before Taxes                                      8.93%       1.07%         2.03%
Russell 1000 Growth Index**                                        9.07%       2.69%         5.44%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                           Class A Class B Class C
Maximum sales charge (load) imposed on purchases (as a percentage of
   offering price)(1)(2)                                                    5.75%    None    None
Maximum deferred sales charge (load) (as a percentage of original purchase
   price or redemption proceeds, as applicable)(2)                            (3)   5.00%   1.00%
Redemption fees                                                             None*   None*   None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                          Westpeak 130/30 Growth Fund
                                                          Class A   Class B  Class C
Management Fees                                            0.75%     0.75%    0.75%
Distribution and/or service (12b-1 fees)                   0.25%     1.00%*   1.00%*
Other expenses
  Substitute dividend expenses on securities sold short**  0.30%     0.30%    0.30%
  Remainder of other expenses***                           0.81%+    0.81%+   0.81%+
                                                           -----     -----    -----
  Total other expenses                                     1.11%     1.11%    1.11%
Total annual fund operating expenses                       2.11%     2.86%    2.86%
Fee waiver and/or expense reimbursement                    0.16%     0.16%    0.16%
Net Expenses                                               1.95%     2.70%    2.70%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** This expense reflects the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales. *** Other expenses have been restated to reflect current fees and expenses.
+ Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Natixis Advisors has given a binding undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses incurred in connection with long positions, interest expense, substitute dividend expenses on securities sold short, taxes and organizational and extraordinary expenses, to 1.65%, 2.40%, and 2.40% of the Fund's average daily net assets for Classes A, B, and C shares, respectively. As indicated by the table above, because of the types of expenses not included under the expense reimbursement agreement, the Fund's net expenses are expected to be higher than these percentages. This undertaking is in effect through April 30, 2008 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

Natixis Advisors will be permitted to recover, on a class by class basis, management fees waived and/or expenses it has borne through the undertaking described above to the extent that a class' expenses in later periods fall below the annual rates set forth in the undertaking. A class will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee/expense was deferred.

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 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in the Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

               Westpeak 130/30 Growth Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  765  $  777 $  277 $  377 $  277
3 years    $1,187  $1,175 $  875 $  875 $  875
5 years    $1,634  $1,698 $1,498 $1,498 $1,498
10 years** $2,868  $2,999 $2,999 $3,177 $3,177

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The Example is based on the Net Expenses for the first nine months and on the Total Annual Fund Operating Expenses for the remainder of the one-year period and the remaining years.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

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More About Risk

The Fund has principal investment strategies that come with inherent risks. The following is a list of risks in addition to those described above under Principal Investment Risks to which the Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's, or BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing and selling securities short) that multiply small index or market movements into larger changes in value.

Liquidity Risk The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to derivatives, restricted securities and structured notes.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes, including anticipatory hedging.

Political Risk The risk of losses directly attributable to government or political actions.

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Management Team
Meet the Fund's Investment Adviser and Subadviser

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers the Westpeak 130/30 Growth Fund (the "Fund"), which, along with the other Natixis Equity Funds, Natixis Income and Tax Free Income Funds, Natixis Diversified Portfolios, Natixis Value Fund, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund and Natixis Cash Management
Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

 Adviser

Natixis Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Fund. Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $276.9 billion in assets under management at June 30, 2007. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to the Fund. It also provides general business management and administration to the Fund. Natixis Advisors does not determine what investments will be purchased by the Fund. The subadviser listed below makes the investment decisions for the Fund.

The combined advisory and subadvisory fees paid by the Fund during the fiscal year ended December 31, 2006 as a percentage of the Fund's average daily net assets were 0.75% for the Westpeak 130/30 Growth Fund.

 Subadviser

The subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of the Fund, subject to general supervision of the Fund's adviser and the Board of Trustees.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Westpeak 130/30 Growth Fund. Westpeak is a subsidiary of Natixis US. Westpeak employs a team approach in managing the Fund's portfolio. Founded in 1991, Westpeak had $3.6 billion in assets under management as of June 30, 2007.

 Subadvisory Agreements

The Natixis Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before the Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. The Fund has received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory and subadvisory contracts is available in the Fund's semi-annual report for the six months ended June 30, 2006.

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 Portfolio Trades

In placing portfolio trades, the adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with Natixis US, Natixis Advisors or the subadviser. In placing trades, the adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis, Sayles & Company, L.P., AEW Management and Advisors, L.P., BlackRock Investment Management, LLC. ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Harris Associates, L.P., Hansberger Global Investors, Inc., Vaughan Nelson Investment Management, L.P. and Westpeak. Each of these advisers and subadvisers (except for BlackRock and Dreman ) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund and other funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

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Management Team
Meet the Fund's Portfolio Managers

Westpeak

Jean-Marc Diani

Jean-Marc Diani is a member of the portfolio team that manages the Westpeak 130/30 Growth Fund. Dr. Diani, a Vice President of Westpeak Global Advisors, joined the firm in 2004. Prior to joining Westpeak, he was deputy head of IT and Operations at IXIS Asset Management US Group. He received a Ph.D. in Mechanical Engineering from the Ecole des Mines de Paris and a Masters of Science from the Paris VI University, graduating from the Ecole Polytechnique. Dr. Diani has over six years of investment experience.

Stephen A. Komon

Stephen A. Komon is a member of the portfolio team that manages and has primary day-to-day portfolio management responsibilities for the Westpeak 130/30 Growth Fund. Mr. Komon, a Vice President of Westpeak Global Advisors, joined the firm in 2001. Mr. Komon received an M.B.A. in Finance and Accounting from the University of Chicago Graduate School of Business and a B.S. from the University of Virginia. He holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Stephen C. Platt

Stephen C. Platt is a member of the portfolio team that manages the Westpeak 130/30 Growth Fund. Mr. Platt, a Senior Vice President and Director of Portfolio Management, joined the firm in 1999. He received a B.S. from the University of Colorado. Mr. Platt holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Please see the Fund's Statement of Additional Information ("SAI") for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

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Fund Services
Investing in the Fund

 Choosing a Share Class

The Fund currently offers Class A and Class C shares to the public. No new accounts may be opened in Class B shares, and no additional investments into Class B shares may be made after October 12, 2007. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

 Class B Shares

.. No new accounts may be opened in Class B shares, and no additional investments into Class B shares may be made after October 12, 2007. You do not pay a sales charge when you buy Class B shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.


For information about the Fund's expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.

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                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                       Class A Sales Charges**
                      As a % of       As a % of
  Your Investment   offering price your investment
Less than $50,000       5.75%           6.10%
$ 50,000 - $ 99,999     4.50%           4.71%
$100,000 - $249,999     3.50%           3.63%
$250,000 - $499,999     2.50%           2.56%
$500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*     0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of a Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund's website at www.funds.natixis.com (click on "sales charges" at the bottom of the home page) or in the Fund's SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis
  Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.
.. Combining Accounts -- allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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12

.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund trustees, former trustees and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Clients of an adviser or subadviser to any Natixis Fund (including the Money
  Market Fund) with investments of $25,000 or more in the Natixis Funds
.. Clients of Natixis Advisors who invest in a Natixis Fund that does not offer
  Class Y shares.

In order to receive Class A shares without a front-end sales charge or CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund (except the Money Market). The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

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                                                                             13

                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated (continued)


Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

 How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
.. applies to redemptions made through the date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange Class B or Class C shares of the Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class B and Class C shares and conversion into Class A shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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14

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                   Minimum            Minimum
Type of Account                                                Initial Purchase Subsequent Purchase
Any account other than those listed below                           $2,500             $100
For shareholders participating in Natixis Funds' Investment
   Builder Program                                                  $1,000             $50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh
   plans using the Natixis Funds' prototype document                $1,000             $100
Coverdell Education Savings Accounts                                  $500             $100
For SIMPLE IRA** and 403(b)(7) plans using Natixis Funds'
   prototype document                                                   $0               $0

* Shareholders with accounts participating in Natixis Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs. Effective October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Minimum Balance Policy

The Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts, accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using a Natixis Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, the Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation.

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                                                                             15

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account (continued)

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                     Natixis Funds Personal Access Line(R)

                             800-225-5478, press 1
                             Natixis Funds Web Site

                             www.funds.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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16

                                    [GRAPHIC]



Fund Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis         investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"          Funds." Third party checks, "starter"
                       checks and credit card convenience checks      checks and credit card convenience checks
                       will not be accepted.                          will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to Natixis Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                     . Shares purchased by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling Restrictions."          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Call your investment dealer or Natixis       . Call your investment dealer or Natixis
                       Funds at 800-225-5478 or                       Funds at 800-225-5478 or visit
 [GRAPHIC]             visit www.funds.natixis.com to 1) obtain a     www.funds.natixis.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Visit www.funds.natixis.com to add shares
                       available.                                     to your account by wire. Instruct your
 [GRAPHIC]                                                            bank to transfer funds to State Street Bank
                                                                      & Trust Company, ABA# 011000028, and
                                                                      DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call Natixis Funds at 800-225-5478 or
                       through ACH, you may add this feature by       visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.      to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call Natixis Funds or visit
                                                                      www.funds.natixis.com for a Service
                                                                      Options Form. A medallion signature
                                                                      guarantee may be required to add this
                                                                      privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions."

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                                                                             17

                                    [GRAPHIC]



Fund Services
Buying Shares (continued)

                                  Opening an Account                          Adding to an Account
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account         . If you have not signed up for Investment
                       through Investment Builder, you may add       Builder, please call Natixis Funds at
 [GRAPHIC]             this feature by selecting it on your          800-225-5478 or visit
                       application.                                  www.funds.natixis.com for a Service
                     . Ask your bank or credit union whether it is   Options Form. A medallion signature
                       a member of the ACH system.                   guarantee may be required to add this
                                                                     privilege.
                                                                   . See the section "Additional Investor
                                                                     Services."

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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC and/or redemption fee) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.
 [GRAPHIC]           . Call Natixis Funds or visit www.funds.natixis.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC and/or redemption fee) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at
                       800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixis Funds or visit www.funds.natixis.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC and/or redemption fee) will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call Natixis Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



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                                                                             19

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution, a credit union; or .. a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, for Class B and Class C shares will stop and will resume only when an exchange into an applicable Fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or at least $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities), may also have increased exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if

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20

(i) more than two exchange purchases of the Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of the Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of the Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in the Fund followed by a subsequent redemption; or (ii) there are two purchases into the Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets.

After September 1, 2007, the Fund's procedures will change. At such time, an account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund.

The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

 Purchase Restrictions

The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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                                                                             21

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

 Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for the Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind.

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22

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Fund after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*
.. A fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Fund prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of 60 days or less) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund

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                                                                             23

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)

might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Dividends and Distributions

The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund expects to distribute dividends annually. The Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Fund may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Fund. Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held (or treated as held for) one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

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24

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

For taxable years beginning on or before December 31, 2010, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Dividends and distributions declared by the Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange the Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of the Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. The Fund's short sale transactions will generally increase the portion of the Fund's distributions taxable as ordinary income.

The Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes, except in the case of a fund that invests more than 50 percent of its assets in foreign securities, in which case shareholders may be entitled to claim such credit or deduction. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund may invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Although, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to certain properly designated distributions of certain interest income and short-term capital gains, the Fund does not intend to make such designations.

Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of U.S. real property interests will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Backup Withholding. The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payment that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

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                                                                             25

                                    [GRAPHIC]



Fund Services
Compensation to Securities Dealers


As part of its business strategies, the Fund pays securities dealers and other financial institutions (collectively, "dealers") that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section "How Sales Charges Are Calculated." Each class of Fund shares offered in this prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, the Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund's inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

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26

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is Natixis Funds' automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from the Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of the Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site
Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

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                                                                             27

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand the Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

                            Income (loss) from investment operations:     Less distributions:
                            ---------------------------------------   ---------------------------

               Net asset
                value,         Net                                    Distributions
               beginning    investment     Net realized   Total from    from net
                  of          income      and unrealized  investment    realized        Total
                period      (loss)(b)      gain (loss)    operations  capital gains distributions
               ---------    ----------    --------------  ----------  ------------- -------------

WESTPEAK 130/30 GROWTH FUND
Class A
12/31/2006      $11.81        $(0.07)         $ 1.35        $ 1.28         $--           $--
12/31/2005       11.43         (0.10)           0.48          0.38          --            --
12/31/2004       10.87         (0.02)(c)        0.58          0.56          --            --
12/31/2003        8.58         (0.08)           2.37          2.29          --            --
12/31/2002       11.93         (0.09)          (3.26)        (3.35)         --            --
Class B
12/31/2006       10.19         (0.14)           1.15          1.01          --            --
12/31/2005        9.94         (0.16)           0.41          0.25          --            --
12/31/2004        9.52         (0.09)(c)        0.51          0.42          --            --
12/31/2003        7.56         (0.13)           2.09          1.96          --            --
12/31/2002       10.61         (0.15)          (2.90)        (3.05)         --            --
Class C
12/31/2006       10.17         (0.14)           1.15          1.01          --            --
12/31/2005        9.92         (0.16)           0.41          0.25          --            --
12/31/2004        9.50         (0.09)(c)        0.51          0.42          --            --
12/31/2003        7.56         (0.13)           2.07          1.94          --            --
12/31/2002       10.60         (0.14)          (2.90)        (3.04)         --            --

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment loss per share would have been $(0.08), $(0.14) and $(0.14) for Class A, Class B and Class C shares, respectively, and the ratio of net investment loss to average net assets would have been (0.76)%, (1.52)% and (1.51)% for Class A, Class B and Class C shares, respectively.
(d)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher.
(e)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.

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28

                                    Ratios to average net assets:
                                   ---------------------------

   Net asset           Net assets,                        Net
    value,     Total     end of     Gross     Net     investment   Portfolio
    end of    return     period    expenses expenses income (loss) turnover
    period   (%)(a)(e)   (000's)    (%)(f)   (%)(d)       (%)      rate (%)
   --------- --------- ----------- -------- -------- ------------- ---------

    $13.09      10.8     $47,332     1.62     1.61       (0.59)       126
     11.81       3.3      49,680     1.88      N/A       (0.84)       132
     11.43       5.2      57,420     1.89      N/A       (0.18)(c)    121
     10.87      26.7      63,380     1.93      N/A       (0.85)       107
      8.58     (28.1)     58,729     1.75      N/A       (0.84)       103
     11.20       9.9       8,599     2.38     2.36       (1.35)       126
     10.19       2.5       9,864     2.63      N/A       (1.59)       132
      9.94       4.4      12,916     2.64      N/A       (0.97)(c)    121
      9.52      25.9      16,485     2.68      N/A       (1.60)       107
      7.56     (28.8)     16,267     2.50      N/A       (1.59)       103
     11.18       9.9         758     2.38     2.36       (1.35)       126
     10.17       2.5         936     2.63      N/A       (1.59)       132
      9.92       4.4       1,013     2.64      N/A       (0.94)(c)    121
      9.50      25.7       1,174     2.68      N/A       (1.60)       107
      7.56     (28.7)        847     2.50      N/A       (1.59)       103

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                                                                             29

Glossary of Terms

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a "large", "medium" or "small" capitalization company for any particular fund will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to a Fund that has a policy to invest 80% of its net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

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30

If you would like more information about the Fund, the following documents are available free upon request:
   Annual and Semiannual Reports -- Provide additional information about the Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order free copies of the Fund's annual or semiannual report or its SAI, to request other information about the Fund and to make shareholder inquiries generally, contact your financial representative, visit the Fund's website at
                   www.funds.natixis.com or call the Fund at
                                 800-225-5478
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund's reports and SAI are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings -- A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

 Natixis Distributors, L.P. ("Natixis Distributors"), and other firms selling shares of Natixis Funds are members of the National Association of Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis
Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston,
                     MA 02116 or call us at 617-449-2828.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1/) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

 /(1/) For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P.
                          and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.


                  (Investment Company Act File No. 811-04323)

                                  XWG51-0807